                             HOME PROPERTIES, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                               SECOND QUARTER 2007
                                TABLE OF CONTENTS

2Q 2007 Supplemental Reports                                               Page
----------------------------                                               ----
1.  Owned Community Results, Quarterly and Year-to-Date                     1-6
2.  Physical Occupancy Comparison by Region                                   7
3.  Net Operating Results                                                     8
4.  Resident Statistics                                                       9
5.  Net Operating Income Detail                                              10
6.  Operating Expense Detail                                                 11
7.  Discontinued Operations                                                  12
8.  Summary of Recent Acquisitions                                           13
9.  Summary of Recent Sales                                                  14
10. Breakdown of Owned Units by Market                                       15
11. Debt Summary Schedule                                                 16-17
12. Net Asset Value Calculation                                              18
13. Recurring Capital Expenditure and Adjusted NOI Summary                19-21
14. Development Communities                                                  22
15. 2007 Earnings Guidance                                                23-24

OWNED COMMUNITY RESULTS

SECOND QUARTER 2007                                                                     2Q '07 versus 2Q '06
                                                                                              % Growth
                                                                                   ---------------------------------
                                # of           Date     2Q '07   2Q '07  Year Ago  Rental     Total     Total  Total     2Q '07
                               Units       Acquired   Rent/Mo.   Occup.    Occup.   Rates   Revenue   Expense    NOI  % Co. NOI
                               -----       --------   --------   ------    ------   -----   -------   -------    ---  ---------

Baltimore Region
Bonnie Ridge                     960       7/1/1999     $1,031    93.6%     93.3%    4.4%      9.5%     11.2%   8.6%
Canterbury
  Apartments                     618      7/16/1999       $896    96.1%     96.2%    4.6%      4.4%      6.8%   3.1%
Country Village                  344      4/30/1998       $848    95.3%     93.1%    2.1%      7.4%     10.9%   4.9%
Falcon Crest                     396      7/16/1999       $965    90.5%     92.5%    5.0%      1.4%     13.7%  -4.8%
Fenland Field                    234       8/1/2001     $1,070    94.9%     97.6%    2.5%     -1.2%     11.9%  -9.3%
Fox Hall
  Apartments                     720      3/29/2007       $838    94.5%       n/a     n/a       n/a       n/a    n/a
Gateway Village                  132      7/16/1999     $1,234    96.5%     90.9%    3.1%     10.9%      0.2%  17.0%
Heritage Woods                   164      10/4/2006       $922    97.2%       n/a     n/a       n/a       n/a    n/a
Mill Towne Village
  Apts                           384      5/31/2001       $834    95.7%     94.2%    2.3%      4.9%      8.6%   2.5%
Morningside
  Heights                      1,050      4/30/1998       $849    94.3%     95.2%    2.7%      7.8%     11.7%   5.9%
Owings Run                       504      7/16/1999     $1,137    95.5%     95.0%    6.9%      7.7%     11.6%   5.8%
Ridgeview at
  Wakefield Valley               204      1/13/2005     $1,065    95.8%     96.4%    6.6%      8.1%     13.0%   4.9%
Selford
  Townhomes                      102      7/16/1999     $1,278    95.6%     98.0%    4.2%      2.7%     15.1%  -2.4%
Shakespeare Park                  84      7/16/1999       $851    96.1%     95.9%    3.3%      1.8%      2.8%   1.1%
The Coves at
  Chesapeake                     469     11/20/2006     $1,145    92.7%       n/a     n/a       n/a       n/a    n/a
Timbercroft Townhomes            284      7/16/1999       $822    99.1%     99.3%    4.1%      3.7%      9.6%   0.4%
Top Field                        156      10/4/2006     $1,069    97.7%       n/a     n/a       n/a       n/a    n/a
Village Square Townhomes         370      7/16/1999     $1,109    95.4%     96.6%    3.0%      4.1%     14.5%  -0.4%
Woodholme Manor                  177      3/31/2001       $815    95.1%     94.6%    4.7%      5.2%      4.2%   5.9%
                              ------                    ------    ----      ----     ---       ---       ---    ---
 Total Baltimore Region        7,352                      $963    94.7%     95.0%    4.0%      6.1%     10.5%   3.7%      17.8%

Boston Region
Gardencrest                      696      6/28/2002     $1,410    96.4%     96.8%    2.9%      2.5%      1.8%   3.1%
Highland House                   172      5/31/2006     $1,107    96.1%       n/a     n/a       n/a       n/a    n/a
Liberty Place                    107       6/6/2006     $1,388    93.8%       n/a     n/a       n/a       n/a    n/a
Stone Ends                       280      2/12/2003     $1,230    94.9%     96.6%    2.0%     -0.7%     -1.3%  -0.4%
The Heights at Marlborough       348       9/7/2006     $1,179    94.7%       n/a     n/a       n/a       n/a    n/a
The Meadows at Marlborough       264       9/7/2006     $1,139    93.0%       n/a     n/a       n/a       n/a    n/a
The Townhomes of Beverly         204      2/15/2007     $1,444    94.0%       n/a     n/a       n/a       n/a    n/a
The Village at Marshfield        276      3/17/2004     $1,134    96.3%     97.1%    0.8%      0.3%     -1.8%   1.5%
Westwoods                         35      4/30/2007     $1,183    96.7%       n/a     n/a       n/a       n/a    n/a
                              ------                    ------    ----      ----     ---       ---       ---    ---
 Total Boston Region           2,382                    $1,271    95.0%     96.8%    2.3%      1.4%      0.5%   2.0%       6.9%

Chicago Region
Blackhawk                        371     10/20/2000       $853    96.8%     91.4%    0.9%     12.3%      4.2%  24.3%
Courtyards Village               224      8/29/2001       $791    97.4%     97.9%    3.0%      5.6%      9.6%   1.5%
Cypress Place                    192     12/27/2000       $913    97.6%     97.2%    1.0%      3.4%      0.8%   6.5%
The Colony                       783       9/1/1999       $842    98.2%     95.6%    3.5%      6.4%      3.4%   9.8%
The New Colonies                 672      6/23/1998       $703    96.7%     95.7%    0.3%      6.7%      5.9%   7.3%
                              ------                    ------    ----      ----     ---       ---       ---    ---
 Total Chicago Region          2,242                      $803    97.4%     95.3%    1.9%      7.1%      4.5%   9.9%       3.8%

Florida Region
The Hamptons                     668       7/7/2004     $1,030    96.7%     95.7%    6.8%      9.8%     18.2%   3.4%
Vinings at Hampton Village       168       7/7/2004     $1,125    97.3%     96.3%    8.4%     10.5%     12.7%   8.6%
                              ------                    ------    ----      ----     ---       ---       ---    ---
  Total Florida Region           836                    $1,049    96.9%     95.8%    7.1%     10.0%     16.9%   4.4%       1.9%

Hudson Valley Region
Carriage Hill                    140      7/17/1996     $1,230    96.2%     95.9%    1.9%      0.7%      8.5%  -5.5%
Cornwall Park                     75      7/17/1996     $1,564    96.6%     97.3%   -1.9%     -3.0%      8.6% -10.5%
Lakeshore Villas                 152      7/17/1996     $1,036    95.8%     90.8%   -2.6%      3.9%     22.3%  -9.7%
Patricia                         100       7/7/1998     $1,409    98.1%     97.0%    2.6%      8.5%     12.9%   5.5%
Sherwood Consolidation           224     10/11/2002     $1,223    98.2%     97.7%    3.8%      3.6%      1.4%   5.6%
Sunset Gardens                   217      7/17/1996       $909    97.5%     95.0%   -2.9%      2.7%      7.2%  -0.7%
                              ------                    ------    ----      ----     ---       ---       ---    ---
 Total Hudson Valley Region      908                    $1,166    97.2%     95.7%    0.4%      2.8%      8.7%  -1.7%       2.3%

Long Island, NY Region
Bayview / Colonial               160      11/1/2000     $1,199    95.6%     96.6%    1.6%      0.9%      7.6%  -4.0%
Cambridge Village                 82       3/1/2002     $1,587    97.0%     97.3%    3.6%      2.6%      2.8%   2.5%
Coventry Village                  94      7/31/1998     $1,378    93.6%     96.1%    1.8%      1.4%      9.1%  -5.8%
Devonshire Hills                 297      7/16/2001     $1,709    96.6%     95.2%   -0.5%     -3.3%     -6.2%  -2.0%
East Winds                        96      11/1/2000     $1,170    95.3%     97.1%    2.5%     -1.0%     12.6%  -9.8%
Hawthorne Court                  434       4/4/2002     $1,363    94.3%     94.8%   -0.1%     -0.5%     19.8% -15.3%
Heritage Square                   80       4/4/2002     $1,592    96.0%     97.2%    4.5%      4.4%      6.9%   2.5%
Holiday Square                   144      5/31/2002     $1,131    94.8%     96.0%    4.5%      3.2%      7.0%   0.7%
Lake Grove Apartments            368       2/3/1997     $1,381    93.3%     95.0%   -1.0%     -1.5%     11.4%  -8.3%
Maple Tree                        84      11/1/2000     $1,159    91.9%     93.2%    0.7%     -1.0%     11.4% -10.0%
Mid- Island Estates              232       7/1/1997     $1,305    95.4%     94.2%    4.4%      6.1%      5.6%   6.5%
Rider Terrace                     24      11/1/2000     $1,245    96.4%     92.1%   -0.4%     -1.9%      9.9% -10.4%
Sayville Commons                 342      7/15/2005     $1,454    98.1%     98.5%    5.2%      4.7%      5.8%   4.1%
South Bay Manor                   61      9/11/2000     $1,553    97.0%     92.7%    2.3%      5.0%     15.9%  -2.4%
Southern Meadows                 452      6/29/2001     $1,332    94.2%     95.7%   -1.7%     -2.7%     13.7% -12.2%
Stratford Greens                 359       3/1/2002     $1,406    95.5%     95.7%    0.1%      2.1%     10.3%  -3.2%
Terry Apartments                  65      11/1/2000     $1,167    87.6%     98.9%    1.5%    -11.0%     13.4% -27.3%
Westwood Village Apts            242       3/1/2002     $2,210    97.2%     95.4%    2.8%      6.0%     25.8%  -4.0%
Woodmont Village Apts             96       3/1/2002     $1,304    94.0%     96.9%    2.1%      1.8%      5.4%  -0.1%
Yorkshire Village Apts            40       3/1/2002     $1,609    96.4%     94.3%    3.9%      4.2%     10.4%  -1.0%
                              ------                    ------    ----      ----     ---       ---       ---    ---
 Total Long Island Region      3,752                    $1,437    95.3%     95.7%    1.3%      1.0%     10.6%  -5.1%      12.2%

Maine Region
Liberty Commons                  120      8/30/2006     $1,123    98.0%     97.2%     n/a       n/a       n/a    n/a
Mill Co. Gardens                  95       7/7/1998       $770    95.4%     97.3%    2.0%     -1.0%     14.6% -13.5%
Redbank Village                  500       7/7/1998       $820    96.2%     94.8%    2.0%      6.7%     23.5%  -2.1%
                              ------                    ------    ----      ----     ---       ---       ---    ---
 Total Maine Region              715                      $864    96.5%     95.2%    2.0%      5.5%     21.8%  -3.6%       1.5%

New Jersey Region
Barrington Gardens               148       3/1/2005       $947    95.4%     97.9%   12.9%     12.0%     -2.3%  24.2%
Chatham Hill Apartments          308      1/30/2004     $1,624    92.7%     95.1%    3.3%      2.3%     78.8% -14.9%
East Hill Gardens                 33       7/7/1998     $1,490    96.2%     99.0%    4.1%      1.2%      5.2%  -0.4%
Hackensack Gardens               198       3/1/2005       $935    98.1%     98.8%    9.4%     10.2%     -6.0%  24.4%
Jacob Ford Village               270      2/15/2007     $1,028    88.9%       n/a     n/a       n/a       n/a    n/a
Lakeview                         106       7/7/1998     $1,307    95.4%     97.1%    5.4%      4.2%      7.7%   2.4%
Northwood Apartments             134      1/30/2004     $1,248    93.3%     94.8%    6.3%      4.0%     20.5%  -9.1%
Oak Manor                         77       7/7/1998     $1,734    97.7%     99.3%    1.8%     -0.4%      7.1%  -2.9%
Pleasant View                  1,142       7/7/1998     $1,123    93.8%     95.4%    6.5%      5.4%      3.0%   6.9%
Pleasure Bay                     270       7/7/1998     $1,075    93.6%     95.8%    2.3%      7.0%     13.3%   2.8%
Regency Club                     372      9/24/2004     $1,121    96.4%     92.9%    1.7%      7.8%      5.8%   9.5%
Royal Gardens Apartments         550      5/28/1997     $1,188    92.9%     95.8%    6.0%      4.6%     -2.7%   9.8%
Wayne Village                    275       7/7/1998     $1,329    94.6%     97.7%    4.8%      2.3%      9.9%  -2.0%
Windsor Realty                    67       7/7/1998     $1,143    92.2%     93.4%    1.1%     -1.8%      1.4%  -3.8%
                              ------                    ------    ----      ----     ---       ---       ---    ---
 Total New Jersey Region       3,950                    $1,184    93.9%     95.8%    5.1%      5.0%      8.3%   2.9%      11.1%

Philadelphia Region
Beechwood Gardens                160       7/7/1998       $835    92.9%     93.9%    1.0%      1.6%     16.1% -12.3%
Castle Club                      158      3/15/2000       $929    92.7%     93.5%   -0.1%      5.8%     16.9%  -3.2%
Chesterfield                     247      9/23/1997       $903    94.7%     97.3%    0.6%      3.4%     13.1%  -3.2%
Curren Terrace                   318      9/23/1997       $910    95.1%     94.0%    0.6%     10.3%      8.0%  12.2%
Executive House                  100      9/23/1997       $925    97.6%     91.0%   -2.4%     10.7%     -7.1%  29.3%
Glen Brook                       174      7/28/1999       $821    94.8%     93.2%    0.4%     10.4%    -43.7%  73.0%
Glen Manor                       174      9/23/1997       $784    96.5%     93.4%    2.5%      9.3%      6.4%  12.7%
Golf Club                        399      3/15/2000     $1,010    94.1%     94.6%    0.4%      3.0%     16.4%  -4.6%
Hill Brook Place                 274      7/28/1999       $873    95.3%     94.7%   -0.4%      5.0%     -6.0%  16.0%
Home Properties of Bryn Mawr     316      3/15/2000     $1,033    91.8%     91.9%   -1.6%      1.9%      0.9%   2.7%
Home Properties of Devon         631      3/15/2000     $1,083    96.2%     93.2%   -0.9%     11.3%      7.4%  13.6%
Home Properties of Newark        432      7/16/1999       $854    95.2%     95.7%   -0.4%     -1.1%     11.4%  -9.2%
New Orleans Park                 442      7/28/1999       $847    93.8%     95.9%    4.0%     10.2%      7.4%  12.8%
Racquet Club                     466       7/7/1998     $1,006    96.6%     94.7%   -1.3%      6.8%      6.0%   7.3%
Racquet Club South               103      5/27/1999       $861    94.7%     94.3%   -1.4%      8.3%      9.4%   7.5%
Ridley Brook                     244      7/28/1999       $886    96.4%     96.8%    1.2%      6.6%      9.8%   4.1%
Sherry Lake                      298      7/23/1998     $1,160    91.8%     94.0%    0.4%      1.5%     -1.3%   3.0%
The Brooke at Peachtree
 Village                         146      8/15/2005     $1,054    98.7%     96.7%    4.3%      8.4%      5.4%  10.6%
The Landings                     384     11/25/1996       $962    96.4%     94.5%   -0.7%      0.4%     15.1%  -8.0%
Trexler Park                     250      3/15/2000     $1,047    91.6%     92.1%   -0.1%     -5.1%      5.0% -12.9%
                                              Under
Trexler Park West                108   Construction     $1,176    94.3%      8.3%     n/a       n/a       n/a    n/a
Valley View                      177      9/23/1997       $828    86.3%     88.8%   -0.7%     10.7%     18.9%   1.5%
Village Square                   128      9/23/1997       $935    89.9%     95.6%    2.7%     -2.2%     -4.0%  -0.3%
William Henry                    363      3/15/2000     $1,075    93.8%     92.7%   -3.3%      1.4%     16.0%  -7.8%
                              ------                    ------    ----      ----     ---       ---       ---    ---
 Total Philadelphia Region     6,492                      $959    94.4%     94.1%   -0.1%      4.9%      6.4%   3.9%      15.1%

Washington DC Region
Braddock Lee                     255      3/16/1998     $1,222    95.9%     95.3%    1.5%      6.4%      7.7%   5.5%
Brittany Place                   591      8/22/2002     $1,080    94.9%     94.2%    1.1%     -5.0%     -8.5%  -2.6%
Cider Mill                       864      9/27/2002     $1,061    96.1%     95.8%    0.7%      3.6%      6.4%   2.0%
Cinnamon Run                     511     12/28/2005     $1,134    96.3%     96.1%    1.3%      1.1%      8.6%  -1.9%
East Meadow                      150       8/1/2000     $1,311    93.6%     96.6%    4.0%      0.7%     -9.4%   7.3%
Elmwood Terrace                  504      6/30/2000       $871    93.8%     92.8%    3.2%      3.7%     -2.9%   9.8%
Falkland Chase                   450      9/10/2003     $1,279    93.8%     94.7%    6.3%      4.5%      4.9%   4.3%
Mount Vernon Square            1,387     12/27/2006     $1,128    95.1%       n/a     n/a       n/a       n/a    n/a
Orleans Village                  851     11/16/2000     $1,270    92.9%     95.1%    1.9%      2.5%     -2.2%   5.3%
Park Shirlington                 294      3/16/1998     $1,179    96.9%     94.2%   -0.8%      6.0%     -5.1%  14.5%
Peppertree Farm                  881     12/28/2005     $1,083    91.3%     86.6%   -0.8%      2.0%     21.0%  -8.8%
Seminary Hill                    296       7/1/1999     $1,189    95.9%     96.1%    0.4%      4.1%      5.2%   3.2%
Seminary Towers                  540       7/1/1999     $1,237    94.2%     96.1%    2.8%      3.0%      6.0%   0.9%
Tamarron Apartments              132      7/16/1999     $1,391    95.4%     96.1%    6.4%      6.0%     15.3%   2.1%
The Apts at Wellington Trace     240       3/2/2004     $1,241    94.2%     98.0%    4.3%     -2.0%      7.5%  -6.0%
The Manor - MD                   435      8/31/2001     $1,117    93.0%     94.2%   -0.5%      1.7%     11.5%  -3.9%
The Manor - VA                   198      2/19/1999       $977    94.3%     95.0%   -0.7%      1.0%     17.2%  -8.9%
The Sycamores                    185     12/16/2002     $1,357    96.7%     97.9%    7.3%      8.4%      5.1%   9.9%
Virginia Village                 344      5/31/2001     $1,211    95.9%     96.3%   -0.1%      4.0%     -5.3%  11.2%
West Springfield                 244     11/18/2002     $1,379    97.5%     95.7%    3.7%      3.8%     -1.5%   6.3%
Woodleaf Apartments              228      3/19/2004     $1,084    97.6%     94.4%    3.9%      5.9%     17.5%   0.2%
                              ------                    ------    ----      ----     ---       ---       ---    ---
 Total Washington DC Region    9,580                    $1,152    94.6%     94.5%    1.8%      2.7%      4.3%   1.7%      27.4%

TOTAL OWNED PORTFOLIO         38,209                    $1,094    94.9%       n/a     n/a       n/a       n/a    n/a     100.0%
TOTAL CORE PORTFOLIO          33,685                    $1,094    95.0%     95.0%    2.2%      4.0%      7.4%   1.8%

OWNED COMMUNITY RESULTS

June YTD                                                                                   YTD '07 versus YTD '06
                                                                                                 % Growth
                                                                                  ---------------------------------
                              # of          Date     YTD'07  YTD '07   Year Ago   Rental    Total      Total  Total     YTD '07
                             Units      Acquired   Rent/Mo.   Occup.     Occup.    Rates  Revenue    Expense    NOI   % Co. NOI
                             -----      --------   --------   ------     ------    -----  -------    -------    ---   ---------

Baltimore Region
Bonnie Ridge                   960      7/1/1999     $1,036    92.9%      93.6%     5.7%    11.3%       2.0%  18.1%
Canterbury
  Apartments                   618     7/16/1999       $891    96.3%      95.7%     4.7%     5.8%       3.5%   7.3%
Country Village                344     4/30/1998       $845    94.9%      94.2%     2.2%     7.7%       8.3%   7.2%
Falcon Crest                   396     7/16/1999       $956    91.8%      91.6%     4.7%     4.9%      10.6%   1.8%
Fenland Field                  234      8/1/2001     $1,070    94.1%      95.9%     3.0%     0.6%       2.5%  -0.9%
Fox Hall
  Apartments                   720     3/29/2007       $829    94.5%        n/a      n/a      n/a        n/a    n/a
Gateway Village                132     7/16/1999     $1,226    97.0%      92.5%     3.2%     8.7%      -1.2%  14.4%
Heritage Woods                 164     10/4/2006       $925    97.8%        n/a      n/a      n/a        n/a    n/a
Mill Towne
  Village Apts                 384     5/31/2001       $830    95.3%      95.2%     2.5%     6.1%       6.7%   5.7%
Morningside
  Heights                    1,050     4/30/1998       $847    94.5%      95.1%     2.9%     6.9%       6.4%   7.3%
Owings Run                     504     7/16/1999     $1,130    95.8%      94.8%     7.3%     8.9%      12.8%   7.0%
Ridgeview at
  Wakefield
  Valley                       204     1/13/2005     $1,054    96.5%      95.7%     6.2%     8.0%      13.1%   4.9%
Selford
  Townhomes                    102     7/16/1999     $1,259    96.5%      94.2%     3.6%     6.0%       6.4%   5.8%
Shakespeare
  Park                          84     7/16/1999       $846    97.1%      97.6%     3.4%     1.9%       2.9%   1.1%
The Coves at
  Chesapeake                   469    11/20/2006     $1,142    90.3%        n/a      n/a      n/a        n/a    n/a
Timbercroft
  Townhomes                    284     7/16/1999       $813    99.1%      99.5%     3.3%     3.4%       4.6%   2.7%
Top Field                      156     10/4/2006     $1,061    97.2%        n/a      n/a      n/a        n/a    n/a
Village Square
  Townhomes                    370     7/16/1999     $1,107    96.1%      96.5%     3.2%     4.8%       3.8%   5.3%
Woodholme
  Manor                        177     3/31/2001       $810    94.6%      94.5%     4.8%     4.1%       0.4%   7.1%
                            ------                   ------    ----       ----      ---      ---        ---    ---
 Total Baltimore
  Region                     7,352                     $973    94.6%      94.9%     4.3%     6.9%       5.6%   7.8%       17.5%

Boston Region
Gardencrest                    696     6/28/2002     $1,407    95.3%      96.7%     3.1%     1.8%      -2.5%   5.4%
Highland House                 172     5/31/2006     $1,109    94.9%        n/a      n/a      n/a        n/a    n/a
Liberty Place                  107      6/6/2006     $1,387    95.0%        n/a      n/a      n/a        n/a    n/a
Stone Ends                     280     2/12/2003     $1,231    94.8%      97.0%     2.6%    -0.5%      -2.7%   0.9%
The Heights at
  Marlborough                  348      9/7/2006     $1,181    94.5%        n/a      n/a      n/a        n/a    n/a
The Meadows at
  Marlborough                  264      9/7/2006     $1,148    93.0%        n/a      n/a      n/a        n/a    n/a
The Townhomes
  of Beverly                   204     2/15/2007     $1,439    93.6%        n/a      n/a      n/a        n/a    n/a
The Village at
  Marshfield                   276     3/17/2004     $1,135    94.9%      96.4%     1.4%    -0.3%      -1.5%   0.6%
Westwoods                       35     4/30/2007     $1,183    96.7%        n/a      n/a      n/a        n/a    n/a
                            ------                   ------    ----       ----      ---      ---        ---    ---
Total Boston
  Region                     2,382                   $1,255    94.5%      96.7%     2.7%     0.9%      -2.4%   3.4%        6.6%

Chicago Region
Blackhawk                      371    10/20/2000       $852    96.0%      92.5%     1.6%    10.0%       0.4%  24.5%
Courtyards
  Village                      224     8/29/2001       $785    97.5%      96.8%     2.6%    11.0%      -0.6%  26.2%
Cypress Place                  192    12/27/2000       $910    98.0%      96.6%     1.3%     4.2%       3.5%   5.0%
The Colony                     783      9/1/1999       $837    97.7%      96.6%     3.6%     5.2%       4.1%   6.4%
The New
  Colonies                     672     6/23/1998       $701    97.6%      94.3%     0.2%     8.9%      -0.6%  17.7%
                            ------                   ------    ----       ----      ---      ---        ---    ---
 Total Chicago
  Region                     2,242                     $800    97.4%      95.3%     2.0%     7.5%       1.7%  14.0%        3.9%

Florida Region
The Hamptons                   668      7/7/2004     $1,029    96.1%      96.4%     8.1%     9.9%       5.8%  13.6%
Vinings at Hampton Village     168      7/7/2004     $1,121    96.6%      96.8%     9.3%    10.6%      10.4%  10.8%
                            ------                   ------    ----       ----      ---      ---        ---    ---
 Total Florida Region          836                   $1,047    96.2%      96.4%     8.4%    10.0%       6.8%  13.0%        2.0%

Hudson Valley Region
Carriage Hill                  140     7/17/1996     $1,217    94.8%      93.5%     1.5%     1.5%       0.4%   2.8%
Cornwall Park                   75     7/17/1996     $1,567    94.8%      92.9%    -1.7%     1.2%      -1.1%   3.4%
Lakeshore Villas               152     7/17/1996     $1,033    96.7%      91.9%    -2.9%     2.2%       1.6%   2.9%
Patricia                       100      7/7/1998     $1,399    98.0%      93.8%     2.4%     9.6%      -2.2%  23.2%
Sherwood Consolidation         224    10/11/2002     $1,218    97.1%      96.5%     4.1%     4.0%      -0.4%   9.5%
Sunset Gardens                 217     7/17/1996       $903    98.2%      95.9%    -2.7%     2.6%      -2.5%   7.8%
                            ------                   ------    ----       ----      ---      ---        ---    ---
Total Hudson Valley Region     908                   $1,160    96.7%      94.4%     0.4%     3.4%      -0.7%   8.0%        2.2%

Long Island, NY Region
Bayview / Colonial             160     11/1/2000     $1,197    94.2%      95.6%     1.8%     1.0%       0.0%   2.0%
Cambridge Village               82      3/1/2002     $1,585    95.7%      95.6%     4.1%     3.8%      -2.1%   9.6%
Coventry Village                94     7/31/1998     $1,376    94.5%      95.8%     1.5%     0.7%       6.9%  -6.0%
Devonshire Hills               297     7/16/2001     $1,713    96.0%      95.3%     0.5%    -2.0%      -4.5%  -0.7%
East Winds                      96     11/1/2000     $1,170    93.3%      96.7%     2.9%    -1.8%       8.8%  -9.6%
Hawthorne Court                434      4/4/2002     $1,361    94.0%      93.9%    -0.1%     0.4%       9.5%  -7.5%
Heritage Square                 80      4/4/2002     $1,578    96.1%      98.0%     4.6%     2.9%      10.2%  -2.8%
Holiday Square                 144     5/31/2002     $1,127    96.1%      95.6%     4.6%     4.8%       2.6%   6.3%
Lake Grove Apartments          368      2/3/1997     $1,380    94.4%      94.6%    -0.6%     0.5%       7.1%  -3.5%
Maple Tree                      84     11/1/2000     $1,160    93.2%      94.9%     0.8%    -1.7%      12.3% -13.2%
Mid- Island Estates            232      7/1/1997     $1,294    94.8%      92.9%     3.8%     5.5%       5.8%   5.3%
Rider Terrace                   24     11/1/2000     $1,243    96.6%      95.1%     0.3%    -4.5%       7.8% -14.0%
Sayville Commons               342     7/15/2005     $1,451    97.3%      98.4%     5.6%     4.6%       6.2%   3.7%
South Bay Manor                 61     9/11/2000     $1,550    95.6%      91.0%     1.8%     5.6%      11.5%   0.8%
Southern Meadows               452     6/29/2001     $1,338    93.8%      95.9%    -0.9%    -2.7%      10.8% -11.7%
Stratford Greens               359      3/1/2002     $1,398    95.5%      95.3%    -0.6%     1.2%       8.0%  -3.6%
Terry Apartments                65     11/1/2000     $1,169    89.1%      98.5%     2.3%    -7.0%      13.4% -23.3%
Westwood Village Apts          242      3/1/2002     $2,196    96.7%      95.5%     2.6%     5.7%      10.9%   2.3%
Woodmont Village Apts           96      3/1/2002     $1,300    94.0%      96.1%     2.2%     2.4%       2.5%   2.4%
Yorkshire Village Apts          40      3/1/2002     $1,601    97.7%      96.9%     3.3%     3.7%       4.7%   2.8%
                            ------                   ------    ----       ----      ---      ---        ---    ---
Total Long Island Region     3,752                   $1,434    95.1%      95.4%     1.4%     1.3%       6.7%  -2.5%       12.3%

Maine Region
Liberty Commons                120     8/30/2006     $1,121    97.9%      98.5%      n/a      n/a        n/a    n/a
Mill Co. Gardens                95      7/7/1998       $769    95.0%      94.9%     2.4%     1.7%       8.4%  -4.2%
Redbank Village                500      7/7/1998       $818    95.0%      94.6%     2.4%     4.8%      20.1%  -4.1%
                            ------                   ------    ----       ----      ---      ---        ---    ---
 Total Maine Region            715                     $862    95.6%      94.7%     2.4%     4.4%      17.8%  -4.1%        1.5%

New Jersey Region
Barrington Gardens             148      3/1/2005       $925    95.8%      97.2%    11.4%    12.2%      12.8%  11.8%
Chatham Hill Apartments        308     1/30/2004     $1,616    92.9%      96.0%     3.5%     3.5%      27.6%  -5.7%
East Hill Gardens               33      7/7/1998     $1,488    96.1%      99.5%     4.7%     2.4%      14.8%  -4.0%
Hackensack Gardens             198      3/1/2005       $925    98.0%      98.7%     9.0%    10.0%      -5.6%  30.4%
Jacob Ford Village             270     2/15/2007     $1,017    89.3%        n/a      n/a      n/a        n/a    n/a
Lakeview                       106      7/7/1998     $1,296    95.8%      98.0%     5.3%     3.5%      -1.1%   7.2%
Northwood Apartments           134     1/30/2004     $1,240    93.5%      95.7%     5.6%     2.4%      13.5%  -8.6%
Oak Manor                       77      7/7/1998     $1,730    97.8%      98.6%     1.7%     5.4%      -3.1%  10.4%
Pleasant View                1,142      7/7/1998     $1,111    94.4%      95.6%     6.5%     6.1%      -2.1%  13.1%
Pleasure Bay                   270      7/7/1998     $1,070    93.7%      94.4%     2.4%     9.5%       2.3%  16.5%
Regency Club                   372     9/24/2004     $1,117    95.5%      92.7%     1.8%     7.2%       5.9%   8.5%
Royal Gardens Apartments       550     5/28/1997     $1,179    92.1%      95.9%     6.5%     3.6%      -5.2%  11.8%
Wayne Village                  275      7/7/1998     $1,321    95.2%      97.5%     4.7%     2.7%       5.1%   1.0%
Windsor Realty                  67      7/7/1998     $1,141    94.6%      94.8%     1.1%     5.7%      -3.1%  14.1%
                            ------                   ------    ----       ----      ---      ---        ---    ---
Total New Jersey Region      3,950                   $1,186    94.4%      95.9%     5.2%     5.5%       2.4%   8.1%       10.6%

Philadelphia Region
Beechwood Gardens              160      7/7/1998       $837    95.3%      93.9%     1.3%     8.4%      -1.0%  21.0%
Castle Club                    158     3/15/2000       $928    93.8%      95.2%     0.5%     5.6%       2.4%   8.9%
Chesterfield                   247     9/23/1997       $908    94.0%      97.1%     1.7%     6.0%       5.2%   6.7%
Curren Terrace                 318     9/23/1997       $907    94.5%      94.1%     0.3%     9.0%       4.3%  13.9%
Executive House                100     9/23/1997       $922    96.7%      91.9%    -2.8%     8.9%      -4.8%  25.7%
Glen Brook                     174     7/28/1999       $814    94.4%      93.6%     0.5%    10.1%     -19.6%  58.0%
Glen Manor                     174     9/23/1997       $779    97.3%      92.9%     2.4%    11.7%       1.7%  25.0%
Golf Club                      399     3/15/2000     $1,009    93.9%      93.7%     0.3%     6.8%       7.6%   6.2%
Hill Brook Place               274     7/28/1999       $874    95.6%      95.0%     0.5%     7.7%      -1.5%  18.3%
Home Properties of Bryn Mawr   316     3/15/2000     $1,037    92.5%      92.3%    -0.7%     3.8%       0.2%   6.9%
Home Properties of Devon       631     3/15/2000     $1,082    96.3%      93.0%    -0.1%    10.2%       0.2%  18.2%
Home Properties of Newark      432     7/16/1999       $852    95.0%      95.4%    -0.3%     2.4%      11.2%  -4.0%
New Orleans Park               442     7/28/1999       $842    94.3%      95.3%     4.1%    11.8%       1.4%  24.2%
Racquet Club                   466      7/7/1998     $1,010    95.5%      94.3%    -0.7%     7.7%       0.4%  13.5%
Racquet Club South             103     5/27/1999       $866    94.5%      94.8%    -0.9%     7.7%       1.5%  14.2%
Ridley Brook                   244     7/28/1999       $882    96.3%      97.0%     1.8%     7.7%       3.6%  11.9%
Sherry Lake                    298     7/23/1998     $1,157    92.5%      93.9%     0.4%     4.1%       1.9%   5.4%
The Brooke at Peachtree
  Village                      146     8/15/2005     $1,045    98.9%      96.8%     4.4%     6.6%       3.9%   8.5%
The Landings                   384    11/25/1996       $955    96.3%      93.7%    -1.0%     6.0%      -2.2%  12.9%
Trexler Park                   250     3/15/2000     $1,037    90.0%      89.0%    -1.2%    -2.0%      -0.7%  -3.3%
                                           Under
Trexler Park West              108  Construction     $1,215    87.1%       8.3%      n/a      n/a        n/a    n/a
Valley View                    177     9/23/1997       $829    86.2%      90.7%     0.0%     8.3%       9.8%   6.1%
Village Square                 128     9/23/1997       $929    93.6%      93.5%     2.8%     3.9%      -2.8%  11.0%
William Henry                  363     3/15/2000     $1,067    94.2%      92.6%    -3.4%     4.9%      12.2%  -0.4%
                            ------                   ------    ----       ----      ---      ---        ---    ---
Total Philadelphia Region    6,492                     $957    94.5%      93.8%     0.2%     6.8%       2.0%  11.0%       15.2%

Washington DC Region
Braddock Lee                   255     3/16/1998     $1,214    96.0%      95.9%     1.1%     7.1%       3.5%   9.6%
Brittany Place                 591     8/22/2002     $1,083    92.5%      94.7%     2.0%    -3.6%      -6.9%  -0.7%
Cider Mill                     864     9/27/2002     $1,060    94.0%      95.5%     1.3%     4.0%      -0.8%   7.4%
Cinnamon Run                   511    12/28/2005     $1,130    96.2%      94.9%     1.9%     3.1%      -2.5%   5.5%
East Meadow                    150      8/1/2000     $1,304    95.5%      96.3%     5.1%     8.3%      -6.3%  18.7%
Elmwood Terrace                504     6/30/2000       $868    93.0%      91.9%     3.4%     3.9%       1.8%   5.9%
Falkland Chase                 450     9/10/2003     $1,271    94.3%      95.0%     6.0%     4.7%       3.7%   5.2%
Mount Vernon Square          1,387    12/27/2006     $1,118    94.5%        n/a      n/a      n/a        n/a    n/a
Orleans Village                851    11/16/2000     $1,272    91.8%      95.6%     2.9%     2.8%       0.8%   4.2%
Park Shirlington               294     3/16/1998     $1,186    95.8%      95.3%     0.5%     5.9%      -2.6%  12.5%
Peppertree Farm                881    12/28/2005     $1,092    90.5%      87.4%     0.1%     6.5%       0.9%  10.6%
Seminary Hill                  296      7/1/1999     $1,189    93.3%      95.0%     0.8%     4.4%      -3.6%  12.7%
Seminary Towers                540      7/1/1999     $1,234    94.1%      94.7%     2.5%     6.6%       4.5%   8.2%
Tamarron Apartments            132     7/16/1999     $1,384    95.0%      95.4%     6.7%     6.6%      12.7%   3.8%
The Apts at Wellington Trace   240      3/2/2004     $1,241    93.3%      98.2%     5.2%    -2.1%       9.2%  -6.7%
The Manor - MD                 435     8/31/2001     $1,115    93.3%      93.8%    -0.5%     2.7%       7.0%  -0.1%
The Manor - VA                 198     2/19/1999       $978    92.9%      95.6%    -0.5%     0.9%       4.2%  -1.6%
The Sycamores                  185    12/16/2002     $1,344    96.5%      97.3%     7.1%     8.0%       4.2%   9.9%
Virginia Village               344     5/31/2001     $1,212    95.2%      96.0%     0.6%     6.1%      -1.3%  12.7%
West Springfield               244    11/18/2002     $1,369    97.0%      95.5%     4.2%     4.4%       0.9%   6.0%
Woodleaf Apartments            228     3/19/2004     $1,083    95.4%      94.4%     5.5%     6.6%      14.4%   2.6%
                            ------                   ------    ----       ----      ---      ---        ---    ---
 Total Washington DC Region  9,580                   $1,150    93.8%      94.4%     2.3%     4.0%       1.0%   6.1%       28.2%

TOTAL OWNED PORTFOLIO       38,209                   $1,093    94.6%        n/a      n/a      n/a        n/a    n/a      100.0%
TOTAL CORE PORTFOLIO        33,685                   $1,091    94.7%      94.9%     2.5%     4.9%       2.9%   6.4%

Physical Occupancy Comparison By Region - Core Properties
Sequential Comparison
Second Quarter 2007 vs. First Quarter 2007

Region                                     % Units      2Q '07     1Q '07   Variance
------                                     -------      ------     ------   --------
New Jersey, Long Island, Hudson Valley       24.8%       94.9%      94.9%       0.0%
Washington                                   24.3%       94.6%      93.0%       1.6%
Philadelphia                                 19.0%       94.4%      94.3%       0.1%
Baltimore                                    17.3%       94.7%      94.5%       0.2%
Chicago                                       6.7%       97.4%      97.3%       0.1%
Boston                                        3.7%       95.0%      93.9%       1.1%
Florida                                       2.5%       96.9%      95.6%       1.3%
Other                                         1.7%       96.5%      94.7%       1.8%
                                            -----        ----       ----        ---
Total Core                                  100.0%       95.0%      94.4%       0.6%
                                            =====        ====       ====        ===

Year over Year Comparison
Second Quarter 2007 vs. Second Quarter 2006

Region                                     % Units      2Q '07     2Q '06   Variance
------                                     -------      ------     ------   --------
New Jersey, Long Island, Hudson Valley       24.8%       94.9%      95.7%      -0.8%
Washington                                   24.3%       94.6%      94.5%       0.1%
Philadelphia                                 19.0%       94.4%      94.1%       0.3%
Baltimore                                    17.3%       94.7%      95.0%      -0.3%
Chicago                                       6.7%       97.4%      95.3%       2.1%
Boston                                        3.7%       95.0%      96.8%      -1.8%
Florida                                       2.5%       96.9%      95.8%       1.1%
Other                                         1.7%       96.5%      95.2%       1.3%
                                            -----        ----       ----        ---
Total Core                                  100.0%       95.0%      95.0%       0.0%
                                            =====        ====       ====        ===

June vs. Quarter Comparison

Region                                     % Units     Jun '07     2Q '07   Variance
------                                     -------     -------     ------   --------
New Jersey, Long Island, Hudson Valley       24.8%       95.2%      94.9%       0.3%
Washington                                   24.3%       95.0%      94.6%       0.4%
Philadelphia                                 19.0%       94.4%      94.4%       0.0%
Baltimore                                    17.3%       94.0%      94.7%      -0.7%
Chicago                                       6.7%       96.6%      97.4%      -0.8%
Boston                                        3.7%       97.0%      95.0%       2.0%
Florida                                       2.5%       96.7%      96.9%      -0.2%
Other                                         1.7%       97.0%      96.5%       0.5%
                                            -----        ----       ----        ---
Total Core                                  100.0%       95.0%      95.0%       0.0%
                                            =====        ====       ====        ===

Net Operating Results - Core Properties

Sequential Results
Second Quarter 2007 vs. First Quarter 2007

Region                                     % Units    Revenues   Expenses        NOI
------                                     -------    --------   --------        ---
New Jersey, Long Island, Hudson Valley       24.8%        0.8%     -12.9%      11.8%
Washington                                   24.3%       -0.7%      -6.4%       2.7%
Philadelphia                                 19.0%       -1.1%     -12.3%       7.9%
Baltimore                                    17.3%        0.1%      -6.3%       3.5%
Chicago                                       6.7%        0.5%       0.1%       0.9%
Boston                                        3.7%        3.3%     -10.7%      13.2%
Florida                                       2.5%        1.9%       2.5%       1.4%
Other                                         1.7%        4.3%      -5.8%      11.3%
                                            -----        ----       ----        ---
Total Core                                  100.0%        0.1%      -9.1%       6.6%
                                            =====         ===        ===        ===

Year Over Year Results
Second Quarter 2007 vs. Second Quarter 2006

Region                                     % Units    Revenues   Expenses        NOI
------                                     -------    --------   --------        ---
New Jersey, Long Island, Hudson Valley       24.8%        2.7%       9.5%      -1.5%
Washington                                   24.3%        2.7%       4.3%       1.7%
Philadelphia                                 19.0%        4.9%       6.4%       3.9%
Baltimore                                    17.3%        6.1%      10.5%       3.7%
Chicago                                       6.7%        7.1%       4.5%       9.9%
Boston                                        3.7%        1.4%       0.5%       2.0%
Florida                                       2.5%       10.0%      16.9%       4.4%
Other                                         1.7%        5.5%      21.8%      -3.6%
                                            -----        ----       ----        ---
Total Core                                  100.0%        4.0%       7.4%       1.8%
                                            =====         ===        ===        ===

Resident Statistics
-------------------
                        Top Six Reasons for Moveouts - Owned Communities
                        ------------------------------------------------
                        2Q '07     1Q '07     4Q '06    3Q '06   2Q '06   1Q '06   Year '06   Year '05  Year '04
                        ------     ------     ------    ------   ------   ------   --------   --------  --------
Home purchase           16.60%     16.70%     18.60%    19.10%   18.70%   17.60%     18.50%     19.40%    19.50%
Employment related      15.70%     15.20%     14.60%    15.70%   15.70%   16.40%     15.60%     15.60%    15.50%
Location convenience/
  apartment size        13.90%     13.80%     12.70%    13.60%   11.70%   11.50%     12.40%     12.80%    12.30%
Eviction/skip           12.70%     16.70%     17.00%    12.60%   12.30%   14.70%     14.20%     13.10%    12.30%
Domestic Situation      10.30%      7.90%      8.20%    10.60%    9.50%    7.10%      8.85%      8.10%     8.00%
Rent Level               8.60%      8.60%      8.40%     7.20%    8.70%    9.10%      8.40%      9.20%     9.60%

Traffic - Core                                                    Turnover - Core
--------------------------------------------------------------    ------------------------------------
                                              Signed    Signed
                       Traffic    Traffic     Leases    Leases
                        2Q '07   Year '07     2Q '07  Year '07
                           vs.         To        vs.        To
                        2Q '06   Year '06     2Q '06  Year '06   2Q '07   2Q '06   Year '07   Year '06
                        ------   --------     ------  --------   ------   ------   --------   --------
Region
------
Baltimore                  21%        14%        13%       10%      11%      12%        20%        20%
Boston                     31%        23%        38%       33%      10%      11%        20%        17%
Chicago                    -6%        -7%       -14%      -12%      11%      14%        19%        24%
Florida                   -11%        -1%        29%       34%      10%      11%        22%        23%
Hudson Valley               4%         3%       -20%      -18%      13%      11%        20%        21%
Long Island               -17%        -8%       -11%       -2%      10%       9%        18%        18%
Maine                      -3%         3%        13%        3%      12%      12%        23%        23%
New Jersey                 18%        14%        11%       18%      12%      10%        21%        17%
Philadelphia                3%         1%        -5%       -4%      13%      14%        22%        23%
Washington                -10%        -3%         2%        5%      10%      11%        18%        20%
                           --          -          -         -       --       --         --         --
Total Core                  1%         2%         2%        4%      11%      12%        20%        20%

Bad Debt as
% of Rent - Core

                        2Q '07     2Q '06   Year '07  Year '06
                        ------     ------   --------  --------
                         0.74%      0.65%      0.81%     0.65%

Net Operating Income Detail - Core Properties
 ($ in thousands, except per unit data)

                              2Q '07     2Q '06        Qtr          %    Year '07    Year '06       Year          %
                              Actual     Actual   Variance   Variance      Actual      Actual   Variance   Variance
                              ------     ------   --------   --------      ------      ------   --------   --------

Rent                        $104,305   $102,127     $2,178       2.1%    $207,263    $202,817     $4,446       2.2%
Utility recovery               4,290      1,965      2,325     118.3%       9,824       3,786      6,038     159.5%
                            --------   --------     ------       ---     --------    --------     ------       ---
Rent including recoveries    108,595    104,092      4,503       4.3%     217,087     206,603     10,484       5.1%
Other income                   4,492      4,683      (191)      -4.1%       8,947       8,923         24       0.3%
                            --------   --------     ------       ---     --------    --------     ------       ---
Total income                 113,087    108,775      4,312       4.0%     226,034     215,526     10,508       4.9%
Operating & maintenance      (45,791)   (42,642)    (3,149)     -7.4%     (95,756)    (93,029)    (2,727)     -2.9%
                            --------   --------     ------       ---     --------    --------     ------       ---
Net Core NOI                $ 67,296   $ 66,133     $1,163       1.8%    $130,278    $122,497     $7,781       6.4%
                            ========   ========     ======       ===     ========    ========     ======       ===

Physical Occupancy %           95.0%      95.0%       0.0%                  94.7%       94.9%      -0.2%
                                              .
Weighted Avg Rent           $  1,094   $  1,070     $   24       2.2%    $  1,091    $  1,064     $   27       2.5%

Operating Expense Detail - Core Properties
($ in thousands)

                                   2Q '07    2Q '06        Qtr          %   Year '07   Year '06       Year          %
                                   Actual    Actual   Variance   Variance     Actual     Actual   Variance   Variance
                                   ------    ------   --------   --------     ------     ------   --------   --------
Electricity                        $1,745    $1,609    $ (136)      -8.5%     $3,525     $3,364    $ (161)      -4.8%
Gas                                 3,256     3,033      (223)      -7.4%     12,810     12,936        126       1.0%
Water & sewer                       2,798     3,010        212       7.0%      5,917      5,893       (24)      -0.4%
Repairs & maintenance               7,636     7,166      (470)      -6.6%     12,622     12,659         37       0.3%
Personnel expense                   9,700     8,913      (787)      -8.8%     20,033     18,313    (1,720)      -9.4%
Site level incentive compensation     634       644         10       1.6%      1,153      1,213         60       4.9%
Advertising                         1,076     1,018       (58)      -5.7%      2,154      2,109       (45)      -2.1%
Legal & professional                  353       321       (32)     -10.0%        744        777         33       4.2%
Office & telephone                  1,320     1,331         11       0.8%      2,809      2,839         30       1.1%
Property insurance                  2,474     1,582      (892)     -56.4%      4,209      3,668      (541)     -14.7%

Real estate taxes                  10,615     9,886      (729)      -7.4%     21,028     20,367      (661)      -3.2%
Snow                                   88        11       (77)    -700.0%        673        477      (196)     -41.1%
Trash                                 724       677       (47)      -6.9%      1,400      1,353       (47)      -3.5%
Property management G & A           3,372     3,441         69       2.0%      6,679      7,061        382       5.4%
                                  -------   -------   -------        ---     -------    -------   -------        ---
Total Core                        $45,791   $42,642   $(3,149)      -7.4%    $95,756    $93,029   $(2,727)      -2.9%
                                  =======   =======   =======        ===     =======    =======   =======        ===

Discontinued Operations
($ in thousands)

The operating  results of discontinued  operations are summarized as follows for the quarter and six months ended June 30, 2007 and 2006:

                                                   2Q '07     2Q '06   YTD '07   YTD '06
                                                   ------     ------   -------   -------
 Revenues:
   Rental income                                    $  49    $19,411     $  88   $39,383
   Property other income                                3      1,769        44     3,663
                                                     ----    -------      ----   -------
     Total revenues                                    52     21,180       132    43,046
                                                     ----    -------      ----   -------
   Operating and maintenance                        (198)     11,270     (221)    23,823
   Interest expense                                     -      5,531         -     8,108
   Depreciation and amortization                        -      2,365         -     4,745
                                                     ----    -------      ----   -------
     Total expenses                                 (198)     19,166     (221)    36,676
                                                     ----    -------      ----   -------
 Income from discontinued operations
     before minority interest                         250      2,014       353     6,370
 Minority interest in operating partnership          (72)      (625)     (102)   (2,140)
                                                     ----    -------      ----   -------
 Income from discontinued operations                 $178    $ 1,389      $251   $ 4,230
                                                     ====    =======      ====   =======

Summary Of Recent Acquisitions
 ($ in millions, except per unit data)

                                                                            (1)                 Wgtd. Avg.
                                                      Purchase     # of     CAP     Purchase     Price Per
Community                    Market        State          Date    Units    Rate        Price          Unit
---------                    ------        -----          ----    -----    ----        -----          ----
2007 Acquisitions
The Townhomes of Beverly     Boston        MA        2/15/2007      204    5.8%        $36.4      $178,598
Jacob Ford Village           New Jersey    NJ        2/15/2007      270    5.5%        $26.7       $98,811
Fox Hall Apartments          Baltimore     MD        3/28/2007      720    5.7%        $62.2       $86,436
Westwoods                    Boston        MA        4/30/2007       35    6.6%         $4.0      $114,143
                                                                  -----    ---        ------      --------
                                                     Total YTD    1,229    5.7%       $129.3      $105,242
                                                                  =====    ===        ======      ========

                                                                            (1)                 Wgtd. Avg.
                                                      Purchase     # of     CAP     Purchase     Price Per
Community                    Market        State          Date    Units    Rate        Price          Unit
---------                    ------        -----          ----    -----    ----        -----          ----
2006 Acquisitions
Highland House               Boston        MA        5/31/2006      172    6.3%        $17.9      $104,006
Liberty Place                Boston        MA         6/6/2006      107    6.6%        $14.9      $139,178
The Heights at Marlborough   Boston        MA         9/7/2006      348    6.0%        $48.9      $140,557
The Meadows at Marlborough   Boston        MA         9/7/2006      264    6.4%        $34.2      $129,402
Heritage Woods               Baltimore     MD        10/4/2006      164    7.2%        $14.0       $85,622
Topfield Apartments          Baltimore     MD        10/4/2006      156    6.7%        $18.4      $117,891
The Coves at Chesapeake      Baltimore     MD       11/20/2006      469    5.7%        $67.0      $142,949
Mount Vernon Square          NoVA/DC       VA       12/27/2006    1,387    7.4%       $144.8      $104,375
                                                                  -----    ---        ------      --------
                                                     Total YTD    3,067    6.7%       $360.1      $117,411
                                                                  =====    ===        ======      ========

Total 2007 and 2006 Acquisitions                                  4,296    6.4%       $489.4      $113,930
                                                                  =====    ===        ======      ========

(1)  CAP  rate  based  on  projected  NOI at the  time of  acquisition  after an allowance for a 3% management fee but before capital expenditures

Summary Of Recent Sales
 ($ in millions, except per unit data)

                                                                                           (1)                   Wgtd. Avg.
                                                                     Sale        # of      CAP       Sales        Price Per
Community                             Market           State         Date       Units     Rate       Price             Unit
---------                             ------           -----         ----       -----     ----       -----             ----
2007 Sales
No sales have taken place
during the first half of 2007

Sold after the second quarter close
-----------------------------------
Brittany Place                        NoVA/DC          MD       7/12/2007         591     5.7%       $74.1         $125,381
                                                                               ------     ---       ------          -------
                                                                Total YTD         591     5.7%       $74.1         $125,381
                                                                               ======     ===       ======          =======

                                                                                           (1)                   Wgtd. Avg.
                                                                     Sale        # of      CAP       Sales        Price Per
Community                             Market           State         Date       Units     Rate       Price             Unit
---------                             ------           -----         ----       -----     ----       -----             ----
2006 Sales
Fairmount & Kensington                New Jersey       NJ        4/5/2006          92     4.0%        $9.2          $99,478
Detroit Portfolio (19 properties)     Detroit          MI       6/29/2006       5,046     8.3%      $228.8          $45,334
Upstate Portfolio (18 properties)     Upstate NY       NY       12/6/2006       4,567     7.2%      $257.4          $56,364
                                                                               ------     ---       ------          -------
                                                                Total YTD       9,705     7.6%      $495.3          $51,038
                                                                               ------     ---       ------          -------
Total 2007 and 2006 Sales                                                      10,296     7.4%      $569.4          $55,305
                                                                               ======     ===       ======          =======

(1)  CAP rate based on projected  NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures

Breakdown Of Owned Units By Market
----------------------------------
                                        Net                                    Net
                                  Acquired/                              Acquired/
                                  Developed         As of   12/31/2006   Developed       As of      Current
Market                    State     in 2006    12/31/2006   % of Units     in 2007   6/30/2007   % of Units
------                    -----     -------    ----------   ----------     -------   ---------   ----------
Suburban Washington       DC          1,387         9,579       25.92%           1       9,580       25.07%
Suburban New York City    NY/NJ         -92         8,340       22.57%         270       8,610       22.53%
Baltimore                 MD            790         6,632       17.95%         720       7,352       19.24%
Philadelphia              PA             87         6,467       17.50%          25       6,492       16.99%
Chicago                   IL              0         2,242        6.07%           0       2,242        5.87%
Boston                    MA            891         2,143        5.80%         239       2,382        6.23%
Florida                   FL              0           836        2.26%           0         836        2.19%
Portland                  ME             72           715        1.93%           0         715        1.87%
Detroit                   MI         -5,046             0        0.00%           0           0        0.00%
Upstate New York          NY         -4,567             0        0.00%           0           0        0.00%
                                      -----        ------       -----        -----      ------       -----
Total                                -6,478        36,954       100.0%       1,255      38,209       100.0%
                                      =====        ======       =====        =====      ======       =====

Debt Summary Schedule
---------------------
                                                                                                    MATURITY  YEARS TO
PROPERTY                                     LENDER                         RATE        BALANCE         DATE  MATURITY
--------                                     ------                         ----        -------         ----  --------
FIXED RATE SECURED
Southern Meadows                         (1) KeyBank RE Cap                7.250    $18,474,146     07/11/07      0.03
Royal Gardens Apts. - 1st                    M&T Realty - Freddie Mac      4.900     30,052,652     11/01/07      0.34
Royal Gardens Apts. - 2nd                    M&T Realty - Freddie Mac      4.550      1,413,349     11/01/07      0.34
Fenland Field                                Prudential-Fannie Mae         5.050     11,762,305     12/01/07      0.42
Home Properties of Newark                    Prudential-Fannie Mae         4.840     16,102,742     12/01/07      0.42
Village Square 1, 2 & 3                      Prudential-Fannie Mae         5.050     20,503,994     12/01/07      0.42
Cypress Place                                Reilly - Fannie Mae           7.130      5,928,572     01/01/08      0.51
The Landings - 2nd                           CharterMac-Fannie Mae         6.740      3,532,493     01/01/08      0.51
The Landings -1st                            CharterMac-Fannie Mae         6.930      8,832,431     01/01/08      0.51
Virginia Village                             Wachovia - Svcr               6.910      8,676,679     01/01/08      0.51
Cambridge Village - 1st                  (1) North Fork Bank               5.960      2,479,468     03/01/08      0.67
Cambridge Village - 2nd                      North Fork Bank               5.250        536,451     03/01/08      0.67
Yorkshire Village                        (1) North Fork Bank               5.810      1,418,353     03/01/08      0.67
Racquet Club South                           NorthMarq - Freddie           6.980      2,760,579     07/01/08      1.01
Westwood Village - 1st                   (1) M and T Bank                  5.940     14,943,408     10/31/08      1.34
Stone Ends                                   Prudential-Fannie Mae         4.530     22,592,782     11/01/08      1.34
Westwood Village - 2nd                   (1) M and T Bank                  5.940        837,106     11/01/08      1.34
Westwood Village - 3rd                       M and T Bank                  5.550     17,295,476     11/01/08      1.34
Golf Club Apartments                         ARCS - Fannie                 6.585     15,204,522     12/01/08      1.42
Devonshire - 2nd                             Wachovia - Fannie Mae         6.720      4,590,642     01/01/09      1.51
Heritage Square                              CharterMac-Fannie             5.150      6,232,920     07/01/09      2.01
Blackhawk                                    M&T Realty - Freddie Mac      5.060     13,142,028     12/01/09      2.42
William Henry                                NorthMarq - Freddie           5.310     22,343,624     12/01/09      2.42
Braddock Lee                                 Prudential-Fannie Mae         4.575     21,043,817     01/01/10      2.51
Elmwood Terrace                              CharterMac-Fannie Mae         5.300     20,860,356     01/01/10      2.51
Glen Manor                                   Prudential-Fannie Mae         5.065      5,741,530     01/01/10      2.51
Hill Brook Apts                              M&T Realty - Freddie Mac      5.210     11,082,458     01/01/10      2.51
Lakeview                                     Prudential-Fannie Mae         4.575      8,562,524     01/01/10      2.51
Pleasure Bay                                 Prudential-Fannie Mae         4.575     14,885,751     01/01/10      2.51
Ridley Brook                                 Prudential-Fannie Mae         4.865      9,568,200     01/01/10      2.51
Sherry Lake                                  GMAC - Freddie Mac            5.180     19,270,885     01/01/10      2.51
Windsor Realty                               Prudential-Fannie Mae         4.575      4,609,186     01/01/10      2.51
Bayview/Colonial                             M&T Realty - Freddie Mac      4.950     11,392,185     03/01/10      2.67
East Winds Apartments                        M&T Realty - Freddie Mac      4.990      6,470,047     03/01/10      2.67
Multi-Property                               M&T Realty - Freddie Mac      7.575     45,400,000     05/01/10      2.84
Cider Mill - 1st                         (1) Deutsche Bank - Freddie       4.720     42,329,092     10/01/10      3.26
Cider Mill - 2nd                             Deutsche Bank - Freddie       5.180     17,966,638     10/01/10      3.26
Home Properties of Devon                     Prudential-Fannie Mae         7.500     28,892,000     10/01/10      3.26
The Heights at Marlborough               (1) Deutsche Bank - Freddie       5.420     23,158,170     10/01/10      3.26
Trexler Park                                 Prudential-Fannie Mae         7.500     10,140,000     10/01/10      3.26
Multi-Property                               Prudential-Fannie Mae         7.250     32,978,000     01/01/11      3.51
Multi-Property                               Prudential-Fannie Mae         6.360      8,141,000     01/01/11      3.51
Multi-Property                               Prudential-Fannie Mae         6.160     58,881,000     01/01/11      3.51
Orleans Village - 1st                        Prudential-Fannie Mae         6.815     43,745,000     01/01/11      3.51
Orleans Village - 2nd                        Prudential-Fannie Mae         5.360     22,248,000     01/01/11      3.51
New Orleans/Arbor Crossing                   Prudential-Fannie Mae         4.860     19,008,454     03/01/11      3.67
Racquet Club East - 1st                      Prudential-Fannie Mae         6.875     21,129,474     04/01/11      3.76
Racquet Club East - 2nd                      Prudential-Fannie Mae         5.490     10,312,191     04/01/11      3.76
Timbercroft Townhomes 1 - 1st                GMAC - HUD                    8.500        432,803     05/01/11      3.84
The Meadows at Marlborough               (1) Prudential - Fannie Mae       5.500     21,286,507     08/01/11      4.09
Lake Grove - 1st                             Prudential-Fannie Mae         6.540     25,709,516     12/01/11      4.42
Lake Grove - 2nd                             Prudential-Fannie Mae         5.510     11,057,772     12/01/11      4.42
Mount Vernon Square                      (1) KeyBank RE Cap-Fannie         5.490     89,095,269     01/01/12      4.51
Multi-Property Notes Pay                     Seller Financing              4.000        415,831     02/01/12      4.59
Timbercroft III - 1st                        GMAC - HUD                    8.000        637,254     02/01/12      4.59
Castle Club Apartments                       NorthMarq - Freddie           7.080      6,582,070     05/01/12      4.84
Gateway Village                              Prudential-Fannie Mae         6.885      6,816,309     05/01/12      4.84
The Colonies                                 Prudential-Fannie Mae         7.110     20,106,920     06/01/12      4.93
Carriage Hill - NY                           M&T Realty - Freddie Mac      6.850      5,645,834     07/01/12      5.01
Cornwall Park                                M&T Realty - Freddie Mac      6.830      5,456,467     07/01/12      5.01
Lakeshore Villas                             M&T Realty - Freddie Mac      6.850      4,878,942     07/01/12      5.01
Patricia Apts                                M&T Realty - Freddie Mac      6.830      5,174,236     07/01/12      5.01
Sunset Gardens - 1st                         M&T Realty - Freddie Mac      6.830      5,738,698     07/01/12      5.01
Sunset Gardens - 2nd                         M&T Realty - Freddie Mac      5.520      2,757,672     07/01/12      5.01
Woodholme Manor                              Prudential-Fannie Mae         7.165      3,669,261     07/01/12      5.01
Regency Club - 1st                       (1) CharterMac-Fannie Mae         4.840     18,161,803     10/01/12      5.26
Regency Club - 2nd                           CharterMac-Fannie Mae         4.950      7,679,878     10/01/12      5.26
Liberty Place                            (1) CW Capital- Fannie            5.710      6,400,610     11/01/12      5.35
Hackensack Gardens - 1st                     Wash Mutual-Fannie Mae        5.260      4,692,109     03/01/13      5.67
Hackensack Gardens - 2nd                     Wash Mutual-Fannie Mae        5.440      4,521,105     03/01/13      5.67
Topfield Apartments                          M&T Realty-Fannie Mae         5.300      6,298,810     04/01/13      5.76
Canterbury Apartments                        M&T Realty-Fannie Mae         5.020     28,799,445     05/01/13      5.84
Morningside                                  JPMorganChase                 6.990     16,737,250     05/01/13      5.84
Multi-Property                               Prudential - Fannie Mae       6.475    100,000,000     08/31/13      6.18
Heritage Woods Apts                      (1) MMA Realty - Fannie           5.290      5,091,791     09/01/13      6.18
Falkland Chase                               CharterMac-Fannie Mae         5.480     13,906,333     04/01/14      6.76
Wellington Trace                             M&T Realty - Freddie Mac      5.520     25,412,863     04/01/14      6.76
Hawthorne Court                              CharterMac-Fannie Mae         5.270     36,893,600     7/1/2014      7.01
Curren Terrace                               M&T Realty - Freddie Mac      5.360     14,414,119     10/01/14      7.26
Stratford Greens                             North Fork Bank               5.750     32,846,628     07/01/15      8.01
Sayville Commons                             M&T Realty - Freddie Mac      5.000     42,395,622     08/01/15      8.09
Northwood Apartments                         M&T Realty - Freddie Mac      5.500     10,675,000     12/01/15      8.43
Cinnamon Run                                 M&T Realty - Freddie Mac      5.250     52,300,000     01/01/16      8.51
Peppertree Farm                              M&T Realty - Freddie Mac      5.250     80,500,000     01/01/16      8.51
The Hamptons/Vinings at Hamptons             Prudential-Fannie Mae         5.565     53,823,847     2/1/2016      8.60
Devonshire - 1st                             Wachovia - Fannie Mae         5.600     39,349,184     04/01/16      8.76
Mid-Island                                   Prudential-Fannie Mae         5.480     19,913,000     04/01/16      8.76
Owings Run 1 & 2                             Prudential-Fannie Mae         5.590     43,081,000     04/01/16      8.76
Country Village                              CharterMac-Fannie Mae         5.520     19,748,341     06/01/16      8.93
Fox Hall Apartments                          Columbia Nat'l - Freddie      5.610     47,000,000     06/01/17      9.93
Seminary Towers Apartments                   Prudential-Fannie Mae         5.485     53,515,000     07/01/18     11.01
Mill Towne Village                           Prudential-Fannie Mae         5.990     24,239,000     09/01/17     10.18
Chatham Hill                                 M&T Realty - Freddie Mac      5.590     45,000,000     01/01/18     10.52
Bonnie Ridge - 1st                           Prudential                    6.600     14,507,267     12/15/18     11.47
Bonnie Ridge - 2nd                           Prudential                    6.160     18,927,369     12/15/18     11.47
Timbercroft III - 2nd                        M & T Realty - HUD            8.375      2,736,777     06/01/19     11.93
Timbercroft Townhomes 1 - 2nd                M & T Realty - HUD            8.375      1,858,063     06/01/19     11.93
Shakespeare Park                             Reilly Mortgage - HUD         7.500      2,241,547     01/01/24     16.52
Bari Manor                               (1) Wachovia (Servicer)           4.440      2,704,359     10/11/28     21.30
Hudson View Estates                      (1) Wachovia (Servicer)           4.500      2,098,230     10/11/28     21.30
Sherwood Townhouses                      (1) Wachovia (Servicer)           4.290        654,539     10/11/28     21.30
Sparta Green                             (1) Wachovia (Servicer)           4.440      1,709,793     10/11/28     21.30
Highland House                           (1) Arbor Comml - Fannie          6.320      6,473,720     01/01/29     21.52
Westwoods                                (1) Capstone Realty - HUD         6.570      3,732,636     06/01/34     26.94
Briggs-Wedgewood                         (2) Berkshire Mtg - HUD           6.000     16,645,335     11/01/34     27.36
The Village At Marshfield                (1) Capstone Realty - HUD         5.950     23,972,922     01/01/42     34.53
                                                                                 --------------
     WTD AVG - FIXED SECURED                                               5.765  1,934,592,934                   6.19
                                                                                 --------------
VARIABLE RATE SECURED
Barrington Gardens 30L+165                   Wachovia Bank                 6.970      4,080,000    3/15/2008      0.71
Falkland Chase BMA Index + 1.10              MontCtyHOC-Fannie Mae         4.618     24,695,000     10/01/30     23.27
         Adjusts Weekly                                                          --------------

     WTD AVG - VARIABLE SECURED                                            4.951     28,775,000                  20.07
                                                                                 --------------
     WTD AVG - TOTAL SECURED DEBT                                          5.753  1,963,367,934                   6.39
                                                                                 --------------
FIXED RATE UNSECURED
Exchangeable Senior Notes                                                  4.125    200,000,000     11/01/26     19.35

VARIABLE RATE UNSECURED - LINE OF CREDIT
Unsecured Line of Credit                     M and T Bank et. al.          6.070     39,000,000     09/01/08      1.18
          Adjusts Daily  30 LIBOR + 75
                                                                                 --------------
     TOTAL COMBINED DEBT                                                   5.611 $2,202,367,934                   7.48
                                                                                 ==============
     % OF PORTFOLIO - FIXED                                                               96.9%

WTG AVG - TOTAL SECURED DEBT                                               5.753                                  6.39
                                                                           -----                                  ----
WTD AVG - TOTAL PORTFOLIO                                                  5.611                                  7.48
                                                                           -----                                  ----
(1)  General ledger balance and rate have been adjusted  pursuant to FAS #141 to reflect fair market value of debt.

(2)  Affordable general partner minority interest property consolidated pursuant to FIN 46R.

                             UNENCUMBERED PROPERTIES
                             -----------------------
Beechwood Gardens              160       Rider Terrace                     24
Brittany Place                 591       Ridgeview Chase                  204
Courtyards Village             224       Sherwood House                     6
Coventry Village               94        Terry Apartments                  65
East Hill Gardens              33        The Brooke at Peachtree          146
Executive House                100       The Colony                       783
Gardencrest                    696       The Coves at Chesapeake          469
Glen Brook                     174       The Sycamores                    185
Holiday Square                 144       The Townhomes of Beverly         204
Jacob Ford Village             270       Trexler Park West                108
Liberty Commons                120       Wayne Village Apartments         275
Maple Tree                     84        Woodleaf Apartments              228

Total Unencumbered Properties:   24                   Total Units:      5,387

                                   FIXED RATE
                             MATURING DEBT SCHEDULE
                             ----------------------
                          MATURING                   WTD AVG             % OF
YEAR                          DEBT                      RATE            TOTAL
----                          ----                      ----            -----
2007                   $98,309,187                      5.38            5.08%
2008                   105,038,320                      5.95            5.43%
2009                    46,309,214                      5.36            2.39%
2010                   301,372,838                      5.68           15.58%
2011                   274,929,715                      6.24           14.21%
2012                   189,217,055                      5.92            9.78%
2013                   166,140,511                      6.13            8.59%
2014                    90,626,915                      5.39            4.68%
2015                    85,917,250                      5.35            4.44%
2016                   308,715,372                      5.43           15.96%
2017 - 2042            268,016,557                      5.83           13.85%
                    --------------                      ----          ------
TOTAL               $1,934,592,934                      5.76          100.00%

NAV calculation as of June 30, 2007
 ($ in thousands, except per share)

The calculation  below is attempting to arrive at a cap rate that  realistically reflects  the value of each  property  on a stand alone  basis.  The cap rate is further adjusted for debt costs as more fully explained in footnote 1 below. The published  NAV does not consider M & A activity,  privatization  premiums or any other issues in the  marketplace  which might reduce the  Company's  overall cap rate, resulting in an increased NAV.

Nominal Cap Rate (after 3% G & A, before capital
expenditures) [1]                                               5.95%
                                                           ----------
2nd QTR 2007
------------
Rent                                                          119,884
Property other income                                           9,796
Operating & maintenance exp. (incl property mgt. G&A
  allocation)                                                 (52,668)
                                                           ----------
Property NOI                                                   77,012
Adjustment for 2nd QTR acquisitions                                21
                                                           ----------
Effective 2nd QTR "run rate"                                   77,033

Annualized (for 2nd qtr seasonality)    25.4%                 302,802
NOI growth for next 12 months @          4.0%                  12,112
                                                           ----------
Adjusted NOI                                                  314,914

Real estate value using above cap rate                      5,292,670

Balance sheet
-------------
Cash                                                            5,350
Construction in progress at book value                         51,950
Other assets                                                   73,625
Less:
Deferred charges                                              (13,003)
Intangible                                                       (471)
                                                           ----------
Gross value                                                 5,410,121
Less liabilities & perpetual preferred stock               (2,279,773)
                                                           ----------
Net Asset Value                                            $3,130,348
                                                           ==========

Per share/unit - fully diluted, outstanding at end of qtr      $66.76
46890.6 shares (000's)                                     ==========

Adjustment for Acquisitions
---------------------------
                                                                           Initial                  # of days
                                                                       Unleveraged     Quarterly      Missing
Property               Units     Region      Price              Date        Return           NOI   In Quarter   Adj
--------               -----     ------      -----              ----        ------           ---   ----------   ---
Westwoods                 35     Boston     $3,995         4/30/2007          6.6%            66           29    21
                                                                                                                ---
                                                                                                                $21
Reconciliation to financial statements:                                      Other         O & M
                                                                Rent        Income       Expense
                                                                ----        ------       -------
Per financial statement                                      119,884         9,796      (52,668)
Add back properties classified as discontinued operations
still wholly owned at June 30, 2007                                -             -             -
                                                             -------         -----      -------
Proper run rate before acquisitions                          119,884         9,796      (52,668)
                                                             =======         =====      =======

[1]  The cap rate  represents  current market  conditions.  Each property in the portfolio is assigned a cap rate, and the weighted average result is 5.70%.
     In addition,  due to the secured nature of the assets, certain above market debt, and cost to prepay, an additional 25 basis points are added to arrive at above cap rate.

Recurring Capital Expenditure Summary
-------------------------------------

Effective January 1, 2007, the Company has updated its estimate of the amount of recurring,  non-revenue  enhancing  capital  expenditures  incurred on an annual basis for a standard garden style apartment.  The Company now estimates that the proper  amount is $760 per  apartment  unit compared to $525 which had been used since 2001. This new amount better reflects current actual costs and the effects of inflation since the last update.

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition, development, rehabilitation, construction and improvement of properties. Capital improvements  are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred. Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn. Recurring capital
improvements  typically  include:  appliances,   carpeting  and  flooring,  HVAC
equipment,  kitchen/bath  cabinets,  new roofs,  site  improvements  and various exterior building  improvements.  Non-recurring  upgrades  include,  among other items:  community centers, new windows, and kitchen/bath apartment upgrades. The
Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that Management estimates the Company incurs on an annual basis.

                                                                        Maintenance
                                                         Capitalized        Expense      Total
                               Capitalized               Expenditure       Cost Per   Cost Per
                                  Cost Per     Useful       Per Unit           Unit       Unit
Category                              Unit    Life(1)    Per Year(2)    Per Year(3)   Per Year
--------                              ----    -------    -----------    -----------   --------
Appliances                          $1,368         10          $ 137          $   5     $  142
Blinds/shades                          135          3             45              6         51
Carpets/cleaning                       840          4            210             97        307
Computers, equipment, misc.(4)         120          5             24             29         53
Contract repairs                         -          -              -            102        102
Exterior painting (5)                   84          3             28              1         29
Flooring                               250          7             36              -         36
Furnace/air (HVAC)                     765         24             32             43         75
Hot water heater                       260          7             37              -         37
Interior painting                        -                         -            138        138
Kitchen/bath cabinets                1,100         25             44              -         44
Landscaping                              -          -              -            106        106
New roof                               800         24             33              -         33
Parking lot                            540         15             36              -         36
Pool/exercise facility                 105         16              7             23         30
Windows                              1,505         28             54              -         54
Miscellaneous (6)                      555         15             37             40         77
                                    ------                     -----           ----     ------
Total                               $8,427                     $ 760           $590     $1,350
                                    ======                     =====           ====     ======

(1)  Estimated  weighted  average actual physical useful life of the expenditure capitalized.

(2)  This amount is not  necessarily  incurred  each and every year.  Some years will be higher,  or lower  depending  on the timing of certain  longer life expenditures.

(3)  These expenses are included in the Operating and  Maintenance  line item of the Consolidated  Statement of Operations.  Maintenance labor costs are not included  in the $760 per  unit  estimate.  All  personnel  costs  for site supervision,  leasing  agents,  and  maintenance  staff  are  combined  and disclosed in the Company's same- store expense detail schedule.

(4)  Includes computers, office equipment/ furniture, and maintenance vehicles.

(5)  The level of  exterior  painting  may be lower  than other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  the other exposed surfaces are most often covered in aluminum or vinyl.

(6)  Includes items such as: balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties  and rehab and reposition  them to enhance  internal rates of return.
This strategy  results in higher costs of capital  expenditures  and maintenance costs  which is more  than  justified  by  higher  revenue  growth,  higher  net operating income growth and a higher rate of property appreciation.

Capital Expenditure Summary
---------------------------

The Company  estimates  that during the three and six months ended June 30, 2007 approximately  $190 and $380 per  unit,  respectively,  was  spent on  recurring capital  expenditures.  The table  below  summarizes  the  breakdown  of capital improvements by major categories  between recurring and  non-recurring,  revenue generating capital improvements as follows:

                    For the three months ended June 30, 2007
                    ----------------------------------------
                     ($ in thousands, except per unit data)

                                                              Non-                        Total
                              Recurring                  Recurring                      Capital
                                 Cap Ex   Per Unit(a)       Cap Ex   Per Unit(a)   Improvements   Per Unit(a)
                                 ------   -----------       ------   -----------   ------------   -----------
New buildings                  $      -      $      -     $    712      $     19     $      712         $  19
Major building improvements       1,046            28        4,242           112          5,288           140
Roof replacements                   397            10        1,056            28          1,453            38
Site improvements                   408            11        1,421            37          1,829            48
Apartment upgrades                1,248            33        3,530            93          4,778           126
Appliances                          897            24            -             -            897            24
Carpeting/flooring                2,335            61          393            10          2,728            71
HVAC/mechanicals                    655            17        2,216            58          2,871            75
Miscellaneous                       228             6          651            17            879            23
                                -------      --------     --------     ---------     ----------        ------
Totals                          $ 7,214       $   190      $14,221      $    374      $  21,435         $ 564
                                =======      ========     ========     =========     ==========        ======

(a)  Calculated  using the weighted  average  number of units  owned,  including
     33,685 core units,  2006  acquisition  units of 3,067, and 2007 acquisition units of 1,218 for the three  months  ended June 30,  2007 and 33,685  core units and 2006 acquisition  units of 89 for the three months ended June 30,
     2006.

                     For the six months ended June 30, 2007
                     --------------------------------------
                      (in thousands, except per unit data)

                                                              Non-                        Total
                              Recurring                  Recurring                      Capital
                                 Cap Ex   Per Unit(a)       Cap Ex   Per Unit(a)   Improvements   Per Unit(a)
                                 ------   -----------       ------   -----------   ------------   -----------
New Buildings                 $       -     $       -    $   1,122     $      30    $     1,122        $   30
Major building improvements       2,231            60        5,649           151          7,880           211
Roof replacements                   619            17        1,057            28          1,676            45
Site improvements                   806            21        2,063            55          2,869            76
Apartment upgrades                2,461            66        6,025           161          8,486           226
Appliances                        1,775            47            2             -          1,777            48
Carpeting/Flooring                4,611           123          402            11          5,013           134
HVAC/Mechanicals                  1,293            34        3,579            95          4,872           129
Miscellaneous                       450            12        1,357            36          1,807            48
                                -------      --------     --------     ---------     ----------        ------
Totals                          $14,246      $    380     $ 21,256     $     567     $   35,502        $  947
                                =======      ========     ========     =========     ==========        ======

(a)  Calculated  using the weighted  average  number of units  owned,  including
     33,685 core units,  2006  acquisition  units of 3,067, and 2007 acquisition units of 739 for the six months  ended June 30,  2007 and 33,685 core units and 2006 acquisition units of 45 for the six months ended June 30, 2006.

Capital Expenditure Summary
---------------------------

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

                    For the three months ended June 30, 2007
                    ----------------------------------------
                     ($ in thousands, except per unit data)

                                                                Non-                       Total
                                   Recurring               Recurring                     Capital
                                      Cap Ex    Per Unit      Cap Ex    Per Unit    Improvements   Per Unit
                                      ------    --------      ------    --------    ------------   --------
Core Communities                     $ 6,400     $   190     $12,484    $    371       $  18,884      $ 561
2007 Acquisition Communities             231         190          19          16             250        205
2006 Acquisition Communities             583         190       1,718         560           2,301        750
                                     -------    --------    --------   ---------      ----------     ------
Sub-total                              7,214         190      14,221         374          21,435        564
2007 Disposed Communities                  -           -           -           -               -          -
2006 Disposed Communities                  -           -           -           -               -          -
Corporate office expenditures (1)          -           -           -           -             677          -
                                     -------    --------    --------   ---------      ----------     ------
                                     $ 7,214     $   190     $14,221    $    374       $  22,112      $ 564
                                     =======    ========    ========   =========      ==========     ======

                     For the six months ended June 30, 2007
                     --------------------------------------
                      (in thousands, except per unit data)

                                                                Non-                       Total
                                   Recurring               Recurring                     Capital
                                      Cap Ex    Per Unit      Cap Ex    Per Unit    Improvements   Per Unit
                                      ------    --------      ------    --------    ------------   --------
Core Communities                     $12,800    $    380    $ 18,922   $     562      $   31,722     $  942
2007 Acquisition Communities             281         380           1           1             282        382
2006 Acquisition Communities           1,165         380       2,333         761           3,498      1,141
                                     -------    --------    --------   ---------      ----------     ------
Sub-total                             14,246         380      21,256         567          35,502        947
2007 Disposed Communities                  -           -           -           -               -          -
2006 Disposed Communities                  -           -           -           -               -          -
Corporate office expenditures (1)          -           -           -           -           1,712          -
                                     -------    --------    --------   ---------      ----------     ------
                                     $14,246    $    380    $ 21,256   $     567      $   37,214     $  947
                                     =======    ========    ========   =========      ==========     ======

(1)  - No distinction is made between recurring and  non-recurring  expenditures for corporate office.  Corporate office expenditures  includes  principally computer hardware, software and office furniture and fixtures.

Adjusted Net Operating Income - Core Properties
($ in thousands)

                                      Quarter           Quarter
                                    6/30/2007         6/30/2006         Change
                                    ---------         ---------         ------

Net Operating Income                 $ 67,295          $ 66,133           1.8%

Less: Non-recurring Cap-ex @ 6%         (749)                 -              -

Adjusted Net Operating Income        $ 66,546          $ 66,133           0.6%

Some  of  our  Core  Property  NOI  reflects  incremental   investments  in  the
communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 6% cost of debt capital on these  additional  expenditures,  what we refer to as the  adjusted  NOI for the  quarter is  recalculated  and  presented above.

Development Communities as of June 30, 2007
($ in thousands)

                                         # of               Estimated                                                             %
                        Property     Units at   Estimated       Costs      Costs  Construction     Initial  Construction   Physical
                        Type       Completion       Costs    Per Unit   Incurred         Start   Occupancy    Completion  Occupancy
                        ----       ----------       -----    --------   --------         -----   ---------    ----------  ---------

Under construction:
Trexler Park West       Garden            216    $ 25,900     $ 119.9   $ 18,096         3Q 05       3Q 06         1Q 08      47.2%
Allentown, PA

1200 East West Highway  High Rise         247      74,000       299.6     14,236         2Q 07       2Q 09         4Q 09         NA
Silver Spring, MD

Pre-construction:
Huntington Metro        Podium            421     123,000       292.2     34,834         1Q 08       3Q 09         1Q 11         NA
Alexandria, VA

Falkland North *        High Rise       1,020     306,000       300.0      1,001          2009        2011          2012         NA
Silver Spring, MD
                                        -----   ---------     -------   --------
Totals                                  1,904   $ 528,900     $ 277.8   $ 68,167
                                        =====   =========     =======   ========

* visit our website at www.homeproperties.com/falkland to learn more

2007 Earnings Guidance

                                                       First     Second        Third        Fourth
                                                     Quarter    Quarter      Quarter       Quarter          Year
                                                     -------    -------      -------       -------          ----
2007 compared to 2006 based on NAREIT definition
FFO per share - 2007 guidance per NAREIT definition   $0.726     $0.853    $.84-$.87     $.80-$.83   $3.22-$3.28

Midpoint of guidance                                  $0.726     $0.853       $0.855        $0.815         $3.25

FFO per share - 2006 actual per NAREIT definition     $0.636     $0.837       $0.827        $0.767        $3.071

Improvement projected                                  14.2%       1.9%         3.4%          6.3%          5.8%

2007 compared to 2006 based on "Operating FFO"
FFO per share - 2007 Operating FFO                    $0.766     $0.853    $.84-$.87     $.80-$.83   $3.26-$3.32

Midpoint of guidance                                  $0.766     $0.853       $0.855        $0.815         $3.29

FFO per share - 2006 Operating FFO                    $0.636     $0.837       $0.827        $0.767        $3.071

Improvement projected                                  20.4%       1.9%         3.4%          6.3%          7.1%

"Operating FFO" is defined as FFO as computed under the strict interpretation of the  NAREIT  definition  and  adding  back  impairment  and other  non-recurring charges.  Following the NAREIT  definition  creates certain noise in 2007 due to the  redemption  of the 9.0%  Series F  Preferred  Stock.  The $1.9  million  in issuance  costs  originally  incurred in 2002 were  recorded  as a reduction  to shareholders'  equity.  Upon  redemption in the first quarter of 2007,  the $1.9 million is  reflected  as a reduction  from both net income  available to common shareholders  and  Funds  From  Operations  available  to  common  shareholders.
Operating FFO for the year will exceed the results as measured  under the NAREIT definition by approximately four cents per share in 2007 as this $1.9 million is added back for Operating FFO purposes.
                                                                                           NOI Unchanged from
                                                                                               February 2007
                                                                      Actual    Actual     ------------------
                                                                       First    Second       Third     Fourth
                                                                     Quarter   Quarter     Quarter    Quarter      Year
                                                                     -------   -------     -------    -------      ----
Assumptions for mid-point of guidance:
--------------------------------------
Same store revenue growth           see note (1)                        5.8%      4.0%        4.2%       4.8%      4.5%
Same store expense growth           see note (2)                       -0.8%      7.4%        3.4%       4.8%      3.0%
                                                                       ----       ---         ---        ---       ---
Same store NOI growth                                                  11.7%      1.8%        4.7%       4.8%      5.6%
                                                                       ====       ===         ===        ===       ===

Same store 2007 physical occupancy                                     94.4%     95.0%       95.2%      94.9%     94.9%

Same store 2006 physical occupancy                                     94.7%     95.0%       94.7%      94.4%     94.7%
                                                                       ----       ---         ---        ---       ---
Difference in occupancy                                                -0.3%      0.0%        0.5%       0.5%      0.2%
                                                                       ====       ===         ===        ===       ===

Annual growth by region (as originally published in February, 2007)
-------------------------------------------------------------------

                                                                        2006   2007 Same Store Growth Projection
                                                                        ----   ---------------------------------
                                                                    % of NOI   Revenue    Expenses          NOI
                                                                    --------   -------    --------          ---
Florida                                                                 2.1%      6.5%        7.7%         5.5%
Washington, DC                                                         26.0%      5.0%        4.2%         5.6%
Philadelphia                                                           16.1%      5.3%        5.0%         5.6%
Baltimore                                                              16.4%      4.6%        4.0%         5.0%
New Jersey/Long Island/Hudson Valley                                   28.2%      4.9%        5.9%         4.2%
Boston                                                                  5.6%      4.2%        5.0%         3.7%
Chicago                                                                 4.0%      4.0%        5.3%         2.6%
Misc                                                                    1.6%       N/A         N/A          N/A

Total                                                                 100.0%      5.1%        5.4%         4.9%

2007 Earnings Guidance

(1) The water and sewer portion of our utility reimbursement program is not affected significantly by seasonality and we expect a consistent revenue stream each quarter.

The heating cost reimbursement revenue will be much higher in the winter months, and accordingly lower in the warmer months, so this will create a certain "lumpiness", but will match up better with our period of higher costs.  The breakdown by quarter for both types of reimbursement is as follows:

                                                     2007 (in thousands)
                                 -------------------------------------------------------
                                  Actual          Actual
                                   First          Second     Third     Fourth
                                 Quarter         Quarter   Quarter    Quarter       Year
                                 -------         -------   -------    -------       ----
Water & sewer recovery            $2,000          $2,100    $2,000     $2,000     $8,100
Heating costs recovery             3,500           2,200     1,100      2,400      9,200
                                  $5,500          $4,300    $3,100     $4,400    $17,300

                                                    2006 (in thousands)
                                 -------------------------------------------------------
                                   First          Second     Third     Fourth
                                 Quarter         Quarter   Quarter    Quarter       Year
                                 -------         -------   -------    -------       ----
Water & sewer recovery            $1,400          $1,600    $1,700     $1,700     $6,400
Heating costs recovery               300             300       400      1,200      2,200
                                  $1,700          $1,900    $2,100     $2,900     $8,600

(2)  Expense growth rates assumed for the midpoint of guidance for major expense categories are as follows:  This note has not been updated since originally released in February, 2007

                              % of Total      % Increase
                                Expenses       Over 2006
                                --------       ---------
Electricity                           4%            5.8%
Natural gas heating costs            13%           13.1%
Water and sewer                       7%            1.7%
Repairs and maintenance              16%            4.3%
Total personnel costs                23%            5.7%
Real estate taxes                    24%            3.0%
Property insurance                    5%           18.8%
                                     ---
                                     92%
                                     ===
                                                            Actual         Actual
                                                             First         Second          Third          Fourth
                                                           Quarter        Quarter        Quarter         Quarter            Year
                                                           -------        -------        -------         -------            ----
(3)  G & A costs  are  expected  to be flat
     compared  to 2006.  The run rate is              $5.5 million   $6.0 million   $5.5 million    $5.8 million   $22.8 million
     projected as follows:

(4)  Interest and dividend income is expected to
     have a run rate as follows:                      $1.2 million   $0.1 million   $0.3 million    $0.3 million    $1.9 million

(5)  Other income is expected to have a run rate
     as follows:                                      $0.8 million   $0.1 million   $0.2 million    $0.1 million    $1.2 million

(6)  Acquisition pace (cap rate avg of 5.9% assumed)  $125 million     $0 million   $105 million     $70 million    $300 million

(7)  Disposition pace (cap rate of 5.9% assumed)        $0 million     $0 million   $100 million      $0 million    $100 million